Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	THL WC (LUXEMBOURG) S.A.R.L.

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	09/11/2012

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

THL WC (LUXEMBOURG) S.A.R.L.

By:	/s/ Charles P. Holden
Name:	Charles Holden
Title:	A Manager

By:	/s/ Wim Rits
Name:	Wim Rits
Title:	B Manager

Dated: September 11, 2012

Joint Filer Information

Name of Joint Filer:	THL WC (CAYMAN), L.P.

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	09/11/2012

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

THL WC (CAYMAN), L.P.

By:	/s/ Charles Holden
Name:	Charles Holden
Title:	Authorized Signatory

Dated: September 11, 2012

Joint Filer Information

Name of Joint Filer:	THL ADVISORS (ALTERNATIVE) V, L.P.

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	09/11/2012

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

THL ADVISORS (ALTERNATIVE) V, L.P.
By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:	/s/ Charles Holden
Name:	Charles Holden
Title:	Assistant Treasurer

Dated: September 11, 2012

Joint Filer Information

Name of Joint Filer:	THOMAS H. LEE (ALTERNATIVE) FUND V. L.P.

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	09/11/2012

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

THOMAS H. LEE (ALTERNATIVE) FUND V, L.P.
By:	THL Advisors (Alternative) V, L.P., its General Partner

By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

By:	/s/ Charles P. Holden
Name:	Charles Holden
Title:	Assistant Treasurer

Dated: September 11, 2012

US_ACTIVE:\44088539\1\77356.0001

Joint Filer Information

Name of Joint Filer:	THOMAS H. LEE ADVISORS (ALTERNATIVE) V LIMITED, LDC

Address of Joint Filer:	C/O THOMAS H. LEE PARTNERS, L.P.
100 FEDERAL STREET, 35TH FLOOR
BOSTON, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	WARNER CHILCOTT PLC (WCRX)

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):	09/11/2012

Designated Filer:	THL WC (DUTCH) B.V.

Signature:

THOMAS H. LEE (ALTERNATIVE) V LIMITED, LDC
By:	THL Advisors (Alternative) V, L.P., its General Partner

By:	Thomas H. Lee Advisors (Alternative) V Limited, LDC, its General Partner

/s/ Charles P. Holden
Name:	Charles Holden
Title:	Assistant Treasurer

Dated: September 11, 2012

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